UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

130 Baytech Drive San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 7, 2008, Endwave Corporation issued a press release reporting its preliminary financial results for the fourth quarter ending December 31, 2007.

In the press release, the company announced that it estimates revenues of approximately $14.4 million for the quarter, which is above the revenue outlook of $11 million to $13 million provided by the company on October 24, 2007. A copy of this press release is attached to this Report as exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Exhibit Title

99.1	Press release, dated January 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION

Dated: January 7, 2008	By:	/s/ Brett W. Wallace
Brett W. Wallace
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title	Page

99.1	Press release, dated January 7, 2008